united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34942 (Commission File Number)	77-0557980 (I.R.S. Employer Identification No.)

2953 Bunker Hill Lane, Suite 300
Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 217-7300

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On December 1, 2015, Inphi Corporation announced a proposed private offering of convertible senior notes due 2020. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company has updated its disclosure regarding its risk factors and its list of subsidiaries. The revised risk factor disclosure and list of subsidiaries are filed herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)     Exhibits

99.1     Press release issued by Inphi Corporation dated December 1, 2015.

99.2     Risk Factors.

99.3     List of Subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2015

INPHI CORPORATION

By:	/s/John Edmunds
John Edmunds
Chief Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Inphi Corporation dated December 1, 2015.

99.2	Risk Factors.

99.3	List of Subsidiaries.

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